EXHIBIT 10.5


                               PROMISSORY NOTE
                               ---------------
                              (REVOLVING CREDIT)
                              ------------------

 $3,000,000.00                                                August 15, 2006

      FOR VALUE RECEIVED, BEST CIRCUIT BOARDS, INC., a Texas corporation, INTEGRATED PERFORMANCE SYSTEMS, INC., a New York corporation and GLOBAL INNOVATION CORP., a Delaware corporation (whether one or more, "Borrower"), having an address at 901 Hensley Lane, Wylie, Texas 75098, hereby promises to pay to the order of AMEGY BANK N.A., a national banking association (together with its successors and assigns and any subsequent holders of this Promissory Note, the "Lender"), as hereinafter provided, the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) or so much thereof as may be advanced by Lender from time to time hereunder to or for the benefit or account of Borrower, together with interest thereon at the Note Rate (as hereinafter defined), and otherwise in strict accordance with the terms and provisions hereof.

                                  ARTICLE I
                                 DEFINITIONS

      Section 1.1    DEFINITIONS.   As  used  in this  Promissory  Note,  the
 following terms shall have the following meanings:

      Applicable LIBOR Margin:  One and one-half percent (1.50%).

      Applicable Rate:  LIBOR plus the Applicable LIBOR Margin.

      Base Rate: For any day, a rate of interest equal to the Prime Rate for such day.

      Borrower:  As identified in the introductory paragraph of this Note.

      Business Day: A weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Dallas, Texas are authorized or required by law to be closed. Unless otherwise provided, the term "days" when used herein shall mean calendar days.

      Change: (i) any change after the date of this Note in the risk-based capital guidelines applicable to Lender or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Note that affects capital adequacy or the amount of capital required or expected to be maintained by Lender or any entity controlling Lender.

      Charges: All fees, charges and/or any other things of value, if any, contracted for, charged, taken, received or reserved by Lender in connection with the transactions relating to this Note and the other Loan Documents, which are treated as interest under applicable law.

      Debtor Relief Laws:   Title 11  of the United  States Code,  as now  or
 hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

      Deed of Trust: The Deed of Trust, Assignment of Rents, Security Agreement, and Fixture Filing dated as of the date hereof, executed by Best Circuit Boards, Inc., as grantor, to John G. Lingor, as trustee, for the benefit of Lender, as beneficiary, relating to the Mortgaged Property. The indebtedness evidenced by this Note and the obligations created hereby are secured by, among other things, the Deed of Trust and the other Loan Documents.

      Default Interest Rate: A rate per annum equal to the Applicable Rate plus four percent (4%), but in no event in excess of the Maximum Lawful Rate.

      Event of Default: Any event or occurrence described under Section 3.1 hereof.

      Lender: As identified in the introductory paragraph of this Note.

      LIBOR Banking Day: Any day on which commercial banks in the City of London, England are open for business and dealing in offshore dollars.

      LIBOR Determination Date: A day that is three LIBOR Banking Days prior to the beginning of the relevant LIBOR Interest Period.

      LIBOR Interest Period:   A period  of one, two  or three  months.   The
 first day of the interest period must be a LIBOR Banking Day. The last day of the interest period and the actual number of days during the interest period will be determined by Lender using the practices of the London inter-bank market.

      LIBOR: With respect to each LIBOR Interest Period, the rate (expressed as a percentage per annum and adjusted as described in the last sentence of this definition of LIBOR) for deposits in United States Dollars that appears on Telerate Page 3750 (or the successor thereto) as of 11:00 a.m., London, England time, on the related LIBOR Determination Date. If such rate does not appear on such screen or service, or such screen or service shall cease to be available, LIBOR shall be determined by Lender to be the offered rate on such other screen or service that displays an average British Bankers Association Interest Settlement Rate for deposits in United States Dollars (for delivery on the first day of such LIBOR Interest Period) for a term equivalent to such LIBOR Interest Period as of 11:00 a.m. on the relevant LIBOR Determination Date. If the rates referenced in the two preceding sentences are not available, LIBOR for the relevant LIBOR Interest Period will be determined by such alternate method or reasonably selected by Lender. LIBOR shall be adjusted from time to time in Lender's sole discretion for then-applicable reserve requirements, deposit insurance assessment rates, marginal emergency, supplemental, special and other reserve percentages, and other regulatory costs.

      Loan Agreement: The Loan Agreement of even date herewith executed by Lender and Borrower.

      Loan Documents: This Note, the Deed of Trust, the Loan Agreement, the Environmental Indemnity Agreement, any assignment of rents, any financing statements, and such other agreements, documents and instruments now or hereafter governing, securing or guaranteeing any portion of the indebtedness evidenced by this Note, and/or the Related Indebtedness or executed by Borrower or any other person or entity in connection with the loan evidenced by this Note or in connection with the payment of the indebtedness evidenced by this Note or the Related Indebtedness or the performance and discharge of the obligations related hereto or thereto, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, extensions and supplements hereof or thereof.

      Maturity Date: August 14, 2007.

      Maximum Lawful Rate: The maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that such law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges made in connection with the transaction evidenced by this Note and the other Loan Documents.

      Mortgaged Property: That certain real property located in Collin County, Texas, as more particularly described in the Deed of Trust, together with certain other rights, estates, interests, collateral and benefits now or at any time hereafter securing the payment of the indebtedness evidenced by this Note or the Related Indebtedness, whether by virtue of the Loan Documents or otherwise.

      Note:  This Promissory Note.

      Note Rate: The rate equal to the lesser of (a) the Maximum Lawful Rate or (b) the Applicable Rate.

      Payment Date:   The fifteenth  (15th) day  of each  and every  calendar
 month during the term of this Note and the last day of each LIBOR Interest Period.

      Prime Rate: The rate of interest announced from time to time by Lender as its "base" or "prime" rate of interest, which Borrower hereby acknowledges and agrees may not be the lowest interest rate charged by Lender and is set by Lender in its sole discretion, changing when and as said prime rate changes.

      Related Indebtedness: Any and all indebtedness paid or payable by Borrower to Lender pursuant to the Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, except such indebtedness which has been paid or is payable by Borrower to Lender under this Note.

      Any capitalized term used in this Note and not otherwise defined herein shall have the meaning ascribed to each such term in the Loan Agreement. All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

                                  ARTICLE II
                                PAYMENT TERMS

      Section 2.1 PAYMENT OF PRINCIPAL AND INTEREST. All accrued but unpaid interest on the principal balance of this Note outstanding from time to time shall be payable on each Payment Date commencing September 15, 2006. The then outstanding principal balance of this Note and all accrued but unpaid interest thereon shall be due and payable on the Maturity Date. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of the Loan Documents; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this Note at any time shall be the total amounts advanced hereunder by Lender less the amount of principal payments made hereon by or for Borrower, which balance may be endorsed hereon from time to time by Lender or otherwise noted in Lender's records, which notations shall be, absent manifest error, conclusive evidence of the amounts owing hereunder from time to time.

      Section 2.2 APPLICATION. Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority: (i) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either Borrower shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents, (ii) the payment of accrued but unpaid interest hereon, and
 (iii) the payment of all or any portion of the principal balance hereof then outstanding hereunder, in the direct order of maturity. If an Event of Default exists under this Note or under any of the other Loan Documents, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, to any of the items specified in clauses (i), (ii) or (iii) above without regard to the order of priority otherwise specified in this Section 2.2 and any application to the outstanding principal balance hereof may be made in either direct or inverse order of maturity.

      Section 2.3 PAYMENTS. All payments under this Note made to Lender shall be made in immediately available funds at 1807 Ross Avenue, Suite 400, Dallas, Texas 75201 (or at such other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower from time to time), without offset, in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private. Payments by check or draft shall not constitute payment in immediately available funds until the required amount is actually received by Lender in full. Payments in immediately available funds received by Lender in the place designated for payment on a Business Day prior to 11:00 a.m. Dallas, Texas time at said place of payment shall be credited prior to the close of business on the Business Day received, while payments received by Lender on a day other than a Business Day or after 11:00 a.m. Dallas, Texas time on a Business Day shall not be credited until the next succeeding Business Day. If any payment of principal or interest on this Note shall become due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. Any such extension of time for payment shall be included in computing interest which has accrued and shall be payable in connection with such payment.

      Section 2.4 RATE, ETC. Subject to the terms and conditions set forth below, the unpaid principal of this Note shall bear interest at the Note Rate. Borrower shall designate each LIBOR Interest Period by giving Lender written notice of its selection before 11:00 a.m. (Dallas, Texas time) on the LIBOR Determination Date, which selection shall be irrevocable, for each LIBOR Interest Period. No LIBOR Interest Period may extend beyond the Maturity Date. If Borrower shall fail to select a LIBOR Interest Period the unpaid principal balance of this Note shall bear interest at LIBOR plus the Applicable LIBOR Margin for successive LIBOR Interest Periods of one month each until Borrower selects another LIBOR Interest Period in accordance with the terms hereof. If an Event of Default has occurred and is continuing, the option to select LIBOR Interest Periods shall terminate, and this Note shall bear interest in accordance with Section 2.9 of this Note. The determination by Lender of the Note Rate shall, in the absence of manifest error, be conclusive and binding in all respects. Notwithstanding anything contained herein to the contrary, if (i) at any time, Lender determines (which determination shall be conclusive in the absence of manifest error) that any applicable law or regulation or any change therein or the interpretation or application thereof or compliance therewith by Lender (A) prohibits, restricts or makes impossible the charging of interest based on LIBOR or (B) shall make it unlawful for Lender to make or maintain the indebtedness evidenced by this Note in eurodollars, or (ii) at the time of or prior to the determination of LIBOR, Lender determines (which determination shall be conclusive in the absence of manifest error) that by reason of circumstances affecting the London interbank market generally, (A) deposits in United States Dollars in the relevant amounts and of the relevant maturity are not available to Lender in the London interbank market, (B) LIBOR does not adequately and fairly reflect the cost to Lender of making or maintaining the loan, due to changes in administrative costs, fees, tariffs and taxes and other matters outside of Lender's reasonable control, or (C) adequate and fair means do not or will not exist for determining LIBOR as set forth in this Note, then Lender shall give Borrower prompt notice thereof, and this Note shall bear interest, and continue to bear interest until Lender determines that the applicable circumstance described in the foregoing clauses (i) (A) or (B) or (ii) (A), (B) or (C) no longer pertains, at the Base Rate (adjusted as may be necessary by Lender to correspond as closely as possible to the Applicable Rate existing on the date of Lender's determination set forth in (i) or (ii) above), which Base Rate shall adjust from time to time as and when the Prime Rate changes.

      Section 2.5 COMPUTATION PERIOD. Interest on the indebtedness evidenced by this Note shall be computed on the basis of a three hundred sixty (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received as provided in Section 2.3 hereof.

      Section 2.6 PREPAYMENT. Borrower shall have the right to prepay, at any time and from time to time without fee, premium or penalty (except as noted below), all or any portion of the outstanding principal balance hereof, provided, however, that such prepayment shall also include any and all accrued but unpaid interest on the amount of principal being so prepaid through and including the date of prepayment, plus any other sums which have become due to Lender under the other Loan Documents on or before the date of prepayment, but which have not been fully paid.

      Section 2.7 UNCONDITIONAL PAYMENT. Borrower is and shall be obligated to pay all principal, interest and any and all other amounts which become payable under this Note or under any of the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction whatsoever and without any reduction for counterclaim or setoff whatsoever. If at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any Debtor Relief Law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

      Section 2.8 PARTIAL OR INCOMPLETE PAYMENTS. Remittances in payment of any part of this Note other than in the required amount in immediately available funds at the place where this Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in full in accordance herewith and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default in the payment of this Note.

      Section 2.9 DEFAULT INTEREST RATE, ETC. For so long as any Event of Default exists under this Note or under any of the other Loan Documents, regardless of whether or not there has been an acceleration of the indebtedness evidenced by this Note, and at all times after the maturity of the indebtedness evidenced by this Note (whether by acceleration or otherwise), and in addition to all other rights and remedies of Lender hereunder, interest shall accrue on the outstanding principal balance hereof at the Default Interest Rate, and such accrued interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or Event of Default, and such late charges and accrued interest are reasonable estimates of those damages and do not constitute a penalty.

                                 ARTICLE III
                        EVENT OF DEFAULT AND REMEDIES

      Section 3.1 EVENT OF DEFAULT. The occurrence or happening, at any time and from time to time, of any event or condition which constitutes an Event of Default under the Loan Agreement shall immediately constitute an "Event of Default" under this Note.

      Section 3.2 REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the immediate right, at the sole discretion of Lender and without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action (ALL OF WHICH BORROWER HEREBY EXPRESSLY WAIVES AND RELINQUISHES) (i) to declare the entire unpaid balance of the indebtedness evidenced by this Note (including, without limitation, the outstanding principal balance hereof, including all sums advanced or accrued hereunder or under any other Loan Document, and all accrued but unpaid interest thereon) at once immediately due and payable (and upon such declaration, the same shall be at once immediately due and payable) and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity,
 (ii) to foreclose any liens and security interests securing payment hereof or thereof (including, without limitation, any liens and security interests covering any portion of the Mortgaged Property), and (iii) to exercise any of Lender's other rights, powers, recourses and remedies under this Note, under any other Loan Document, or at law or in equity, and the same
 (w) shall be cumulative and concurrent, (x) may be pursued separately, singly, successively, or concurrently against Borrower or others obligated for the repayment of this Note or any part hereof, or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Lender, (y) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and
 (z) are intended to be, and shall be, nonexclusive. All rights and remedies of Lender hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property or any portion thereof. Without limiting the provisions of Section 4.18 hereof, if this Note, or any part hereof, is collected by or through an attorney-at-law, Borrower agrees to pay all reasonable costs and expenses of collection, including, but not limited to, reasonable Lender's attorneys' fees, whether or not any legal action shall be instituted to enforce this Note. This Note is also subject to acceleration as provided in the Loan Agreement.

                                  ARTICLE IV
                              GENERAL PROVISIONS

      Section 4.1 NO WAIVER; AMENDMENT. No failure to accelerate the indebtedness evidenced by this Note by reason of an Event of Default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced by this Note or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the  exercise of  such  right of  acceleration  or any  other  right granted under this Note, under any of the other Loan Documents or by any applicable laws. Borrower hereby expressly waives and relinquishes the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. The failure to exercise any remedy available to Lender shall not be deemed to be a waiver of any rights or remedies of Lender under this Note or under any of the other Loan Documents, or at law or in equity. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Lender specifically, unequivocally and expressly agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, or modification is sought.

      Section 4.2 WAIVERS. EXCEPT AS SPECIFICALLY PROVIDED IN THE LOAN DOCUMENTS TO THE CONTRARY, BORROWER AND ANY ENDORSERS OR GUARANTORS HEREOF SEVERALLY WAIVE AND RELINQUISH PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION OR ANY OTHER NOTICES OR ANY OTHER ACTION. BORROWER AND ANY ENDORSERS OR GUARANTORS HEREOF SEVERALLY WAIVE AND RELINQUISH, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, REINSTATEMENT, MARSHALING, FORBEARANCE, VALUATION, STAY, EXTENSION, REDEMPTION, APPRAISEMENT, EXEMPTION AND
 HOMESTEAD NOW OR HEREAFTER PROVIDED BY THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA AND OF EACH STATE THEREOF, BOTH AS TO ITSELF AND IN AND TO ALL OF ITS PROPERTY, REAL AND PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THIS NOTE OR BY THE OTHER LOAN DOCUMENTS.

      Section 4.3    INTEREST PROVISIONS.

           (a) Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the indebtedness evidenced by this Note and the Related Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to this Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged, taken, reserved or received by reason of Lender's exercise of the option to accelerate the maturity of this Note and/or the Related Indebtedness, or (iii) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of this Note and/or the Related Indebtedness, then it is Borrower's and Lender's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of this Note and/or the Related Indebtedness (or, if this Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this Note has been paid in full before the end of the stated term of this Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrower and/or credit such excess interest against this Note and/or any Related Indebtedness then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against this Note and/or the Related Indebtedness then owing by Borrower to Lender. All sums contracted for, charged, taken, reserved or received by Lender for the use, forbearance or detention of any debt evidenced by this Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of this Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this Note and/or the Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to this Note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this Note and/or any of the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

           (b) Ceiling Election. To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note and/or any other portion of the Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.

      Section 4.4 USE OF FUNDS. Borrower hereby warrants, represents and covenants that (i) the loan evidenced by this Note is made to Borrower solely for the purpose of acquiring or carrying on a business or commercial enterprise, (ii) all proceeds of this Note shall be used only for business and commercial purposes, and (iii) no funds disbursed hereunder shall be used for personal, family, agricultural or household purposes.

      Section 4.5 FURTHER ASSURANCES AND CORRECTIONS. From time to time, at the request of Lender, Borrower will (i) promptly correct any defect, error or omission which may be discovered in the contents of this Note or in any other Loan Document or in the execution or acknowledgment thereof;
 (ii) execute, acknowledge, deliver, record and/or file (or cause to be executed, acknowledged, delivered, recorded and/or filed) such further documents and instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents) and perform such further acts and provide such further assurances as may be necessary, desirable, or proper, in Lender's opinion, (A) to carry out more effectively the purposes of this Note and the Loan Documents and the transactions contemplated hereunder and thereunder,
 (B) to confirm the rights created under this Note and the other Loan Documents, (C) to protect and further the validity, priority and enforceability of this Note and the other Loan Documents and the liens and security interests created thereby, and (D) to subject to the Loan Documents any property of Borrower intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents; and (iii) pay all costs in connection with any of the foregoing.

      Section 4.6 WAIVER OF JURY TRIAL. BORROWER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS NOTE OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

      Section 4.7 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Note is executed and delivered as an incident to a lending transaction negotiated and consummated in Dallas County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas. Borrower, for itself and its successors and assigns, hereby irrevocably (i) submits to the nonexclusive jurisdiction of the state and federal courts in Texas,
 (ii) waives, to the fullest extent permitted by law, any objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with this Note or any Loan Document brought in the District Court of Dallas County, Texas, or in the United States District Court for the Northern District of Texas, (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum, and (iv) agrees that any legal proceeding against any party to any of the Loan Documents arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts. Borrower hereby agrees that service of process upon Borrower may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against Borrower or with respect to any of Borrower's property in courts in other jurisdictions. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower acknowledges that these waivers are a material inducement to Lender's agreement to enter into the agreements and obligations evidenced by the Loan Documents, that Lender has already relied on these waivers and will continue to rely on each of these waivers in related future dealings. The waivers in this Section 4.7 are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of any and all of the applicable Loan Documents. In connection with any litigation, this Note may be filed as a written consent to a trial by the court.

      Section 4.8    COUNTING  OF  DAYS.    If  any  time  period  referenced
 hereunder ends on a day other than a Business Day, such time period shall be deemed to end on the next succeeding Business Day.

      Section 4.9 RELATIONSHIP OF THE PARTIES. Notwithstanding any prior business or personal relationship between Borrower and Lender, or any officer, director or employee of Lender, that may exist or have existed, the relationship between Borrower and Lender is solely that of debtor and creditor, Lender has no fiduciary or other special relationship with Borrower, Borrower and Lender are not partners or joint venturers, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

      Section 4.10 SUCCESSORS AND ASSIGNS. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties, by operation of law or otherwise, and all other persons claiming by, through or under them. The terms "Borrower" and "Lender" as used hereunder shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties, by operation of law or otherwise, and all other persons claiming by, through or under them.

      Section 4.11 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note.

      Section 4.12   TIME IS OF  THE ESSENCE.   Time is of  the essence  with
 respect to all provisions of this Note and the other Loan Documents.

      Section 4.13 HEADINGS. The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, define, limit, amplify or be used in construing the text, scope or intent of such Articles, Sections, or Subsections or any provisions hereof.

      Section 4.14 CONTROLLING AGREEMENT. In the event of any conflict between the provisions of this Note and the Deed of Trust, it is the intent of the parties hereto that the provisions of the Loan Agreement shall control. In the event of any conflict between the provisions of this Note and any of the other Loan Documents (other than the Loan Agreement), it is the intent of the parties hereto that the provisions of this Note shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of this Note and the other Loan Documents and that this Note and the other Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

      Section 4.15 NOTICES. All notices or other communications required or permitted to be given pursuant to this Note shall be in writing and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the intended addressee,
 (iii) by delivery to a reputable independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee, or (iv) by prepaid telegram, telex, telecopier or telefacsimile transmission to the addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated place or machine of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth herein; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' prior notice to the other party in the manner set forth herein.

      Section 4.16 SEVERABILITY. If any provision of this Note or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of this Note nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by applicable law.

      Section 4.17   RIGHT OF  SETOFF.   In addition  to all  liens upon  and
 rights of setoff against the money, securities, or other property of Borrower given to Lender that may exist under applicable law, Lender shall have and Borrower hereby grants to Lender a lien upon and a right of setoff against all money, securities, and other property of Borrower, now or hereafter in possession of or on deposit with Lender, whether held in a general or special account or deposit, for safe-keeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to Borrower. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

      Section 4.18 COSTS OF COLLECTION. If any holder of this Note retains an attorney-at-law in connection with any Event of Default or at maturity or to collect, enforce, or defend this Note or any part hereof, or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to the principal balance hereof and all interest hereon, all reasonable costs and expenses of collection or incurred by such holder or in any such suit or proceeding, including, but not limited to, reasonable attorneys' fees.

      Section 4.19 GENDER. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa.

      Section 4.20 STATEMENT OF UNPAID BALANCE. At any time and from time to time, Borrower will furnish promptly, upon the request of Lender, a written statement or affidavit, in form satisfactory to Lender, stating the unpaid balance of the indebtedness evidenced by this Note and the Related Indebtedness and that there are no offsets or defenses against full payment of the indebtedness evidenced by this Note and the Related Indebtedness and the terms hereof, or if there are any such offsets or defenses, specifying them.

      Section 4.21 ENTIRE AGREEMENT. THIS NOTE AND THE OTHER LOAN DOCUMENTS CONTAIN THE FINAL, ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATIVE HERETO AND THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE SUPERSEDED AND TERMINATED HEREBY, AND THIS NOTE AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



      IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note as of the day and year first written above.

                               BORROWER:
                               --------

                               BEST CIRCUIT BOARDS, INC.
                               a Texas corporation

                               By:
                                     --------------------------------
                               Name:
                                     --------------------------------
                               Title:
                                     --------------------------------


                               INTEGRATED PERFORMANCE SYSTEMS, INC.,
                               a New York corporation

                               By:
                                     --------------------------------
                               Name:
                                     --------------------------------
                               Title:
                                     --------------------------------


                               GLOBAL INNOVATION CORP.,
                               a Delaware corporation

                               By:
                                     --------------------------------
                               Name:
                                     --------------------------------
                               Title:
                                     --------------------------------


 Address of Lender for purposes
 ------------------------------
 of notice hereunder:
 -------------------

 1807 Ross Avenue, Suite 400
 Dallas, Texas 75201